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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 18, 1998 relating to the financial statements, which appears in the UNICCO Service Company's Annual Report on Form 10-K for the year ended June 28, 1998.




/s/ PricewaterhouseCoopers LLP


Boston, MA
July 8, 1999